UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 23, 2024
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia (Address of principal executive offices)	4000 (Zip Code)

Registrant’s telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Secured Notes Offering

On September 23, 2024 (September 23, 2024 in Australia), Coronado Global Resources Inc. (the “Company”) announced the commencement of an offering (the “Notes Offering”) by Coronado Finance Pty Ltd, a wholly-owned subsidiary of the Company (the “Issuer”), of $400 million aggregate principal amount of senior secured notes due 2029 (the “Notes”) through a private placement to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States pursuant to Regulation S under the Securities Act.

The Notes will be guaranteed on a senior secured basis by the Company and certain of the Company’s subsidiaries (each, a “Note Guarantor”) that guarantee or is a borrower under the Company’s ABL Facility (as defined below) or certain other debt and secured by (i) a first-priority lien on substantially all of the assets of the Issuer and each Note Guarantor (other than accounts receivable and certain other rights to payment, inventory, certain investment property, certain general intangibles and commercial tort claims, deposit accounts, securities accounts and other related assets, chattel paper, letter of credit rights, certain insurance proceeds, intercompany indebtedness and certain other assets related to the foregoing and proceeds and products of each of the foregoing (collectively, the “ABL Priority Collateral”)) and (ii) a second-priority lien on the ABL Priority Collateral, which is junior to a first-priority lien for the benefit of the lenders and other creditors under the Company’s asset-based revolving credit facility, dated as of May 8, 2023 (the “ABL Facility”), in each case, subject to certain exceptions and permitted liens.

The Company intends to use the proceeds from the Notes Offering (i) to redeem all of the Issuer’s outstanding 10.750% Senior Secured Notes due 2026 (the “Existing Notes”), (ii) to pay related fees and expenses in connection with the Notes Offering and the Existing Notes Redemption (as defined below) and (iii) for general corporate purposes.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

Existing Notes Redemption

On September 23, 2024, the Company further announced that it had issued a conditional notice of redemption (the “Notice”) pursuant to the indenture governing the Existing Notes. The Issuer intends to redeem, subject to the condition described below, $242,326,000 of the outstanding Existing Notes on October 3, 2024 (the “Redemption Date”) at a redemption price equal to 104.031% of the principal amount of the Existing Notes redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Existing Notes Redemption”). The Existing Notes Redemption is conditioned on the Issuer receiving funds from one or more debt financings, on terms and conditions acceptable to the Issuer in its sole and absolute discretion, that, collectively, provide net proceeds sufficient to pay the redemption price in full and all fees and expenses related to such debt financings and the Existing Notes Redemption (the “Financing Condition”). If the Financing Condition is not satisfied on or prior to the Redemption Date, the Notice may be rescinded by the Issuer and will be of no effect.

This Current Report on Form 8-K does not constitute an offer to purchase, a notice of redemption or a solicitation of an offer to purchase any of the Existing Notes.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, concerning our business, operations, financial performance and condition, the coal, steel and other industries, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as “may,” “could,” “believes,” “estimates,” “expects,” “intends,” “plans,” “anticipate,” “forecast,” “outlook,” “target,” “likely,” “considers” and other similar words. Any forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results, performance, events or outcomes to differ materially from the results, performance, events or outcomes expressed or anticipated in these statements, many of which are beyond our control. Such forward-looking statements are based on an assessment of present economic and operating conditions on a number of best estimate assumptions regarding future events and actions. These factors are difficult to accurately predict and may be beyond our control. Factors that could affect our results, our announced plans, or an investment in our securities include, but are not limited to: the prices we receive for our coal; uncertainty in global economic conditions, including the extent, duration and impact of ongoing civil unrest and wars, as well as risks related to government actions with respect to trade agreements, treaties or policies; a decrease in the availability or increase in costs of key supplies, capital equipment or commodities, such as diesel fuel, steel, explosives and tires, as the result of inflationary pressures or otherwise; the extensive forms of taxation that our mining operations are subject to, and future tax regulations and developments. For example, the amendments to the coal royalty regime implemented in 2022 by the Queensland State Government in Australia introducing higher tiers to the coal royalty rates applicable to our Australian Operations; concerns about the environmental impacts of coal combustion and greenhouse gas, or GHG emissions, relating to mining activities, including possible impacts on global climate issues, which could result in increased regulation of coal combustion and requirements to reduce GHG emissions in many jurisdictions, including federal and state government initiatives to control GHG emissions could increase costs associated with coal production and consumption, such as costs for additional controls to reduce carbon dioxide emissions or costs to purchase emissions reduction credits to comply with future emissions trading programs, which could significantly impact our financial condition and results of operations, affect demand for our products or our securities and reduce access to capital and insurance; severe financial hardship, bankruptcy, temporary or permanent shut downs or operational challenges of one or more of our major customers, including customers in the steel industry, key suppliers/contractors, which among other adverse effects, could lead to reduced demand for our coal, increased difficulty collecting receivables and customers and/or suppliers asserting force majeure or other reasons for nonperforming their contractual obligations to us; our ability to generate sufficient cash to service our indebtedness and other obligations; our indebtedness and ability to comply with the covenants and other undertakings under the agreements governing such indebtedness; our ability to collect payments from our customers depending on their creditworthiness, contractual performance or otherwise; the demand for steel products, which impacts the demand for our metallurgical coal; risks inherent to mining operations could impact the amount of coal produced, cause delay or suspend coal deliveries, or increase the cost of operating our business; the loss of, or significant reduction in, purchases by our largest customers; risks unique to international mining and trading operations, including tariffs and other barriers to trade; unfavorable economic and financial market conditions; our ability to continue acquiring and developing coal reserves that are economically recoverable; uncertainties in estimating our economically recoverable coal reserves; transportation for our coal becoming unavailable or uneconomic for our customers; the risk that we may be required to pay for unused capacity pursuant to the terms of our take-or-pay arrangements with rail and port operators; our ability to retain key personnel and attract qualified personnel; any failure to maintain satisfactory labor relations; our ability to obtain, renew or maintain permits and consents necessary for our operations; potential costs or liability under applicable environmental laws and regulations, including with respect to any exposure to hazardous substances caused by our operations, as well as any environmental contamination our properties may have or our operations may cause; extensive regulation of our mining operations and future regulations and developments; our ability to provide appropriate financial assurances for our obligations under applicable laws and regulations; assumptions underlying our asset retirement obligations for reclamation and mine closures; any cyber-attacks or other security breaches that disrupt our operations or result in the dissemination of proprietary or confidential information about us, our customers or other third parties; the risk that we may not recover our investments in our mining, exploration and other assets, which may require us to recognize impairment charges related to those assets; risks related to divestitures and acquisitions; the risk that diversity in interpretation and application of accounting principles in the mining industry may impact our reported financial results and our ability to successfully repurchase and/or redeem the Existing Notes.

For additional factors affecting the business of the Company, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) and the Australian Securities Exchange (“ASX”) on February 20, 2024, as modified by Part II, Item 1A. of our Quarterly Report on Form 10-Q for the period ended June 30, 2024, filed with the SEC and ASX on August 5, 2024, and other filings filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Gerhard Ziems
Name:	Gerhard Ziems
Title:	Group Chief Financial Officer

Date:	September 23, 2024